UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2011

FORMCAP CORP.

(Exact name of registrant as specified in its charter)

0-28847

(Commission File No.)

Nevada (State or other jurisdiction of incorporation or organization)	10-06772219 (IRS Employer Identification No.)

50 West Liberty Street, Suite 880, Reno, NV 89501

(Address of principal executive offices)

(888) 777-8777

(Registrant’s telephone number)

Not Applicable

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

Formcap Corp. made the following preliminary filings with the Securities and Exchange Commission:

Preliminary Information Statement on Schedule 14C on July 19, 2011;

Preliminary Proxy Statement on Schedule 14A on August 11, 2011; and

Preliminary Information Statement on Schedule 14C on August 15, 2011.

Each of these filings describes a 10-for-1 reverse stock split of all of its issued and outstanding common stock, which Formcap intended to effectuate.  Formcap has determined to abandon the proposed reverse split at the present time, so no further filings will be made to amend or finalize the Schedule 14A and 14C filings described above.

Shareholders are advised there will not be any change in the number of issued and outstanding shares of common stock as described in the Schedule 14A and 14C filings listed above.  If the board of directors determines in the future to pursue a reverse stock split or other recapitalization, Formcap will make the appropriate filings with the Securities and Exchange Commission and issue the communications with Formcap shareholders required to properly disclose and implement that action.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMCAP CORP.

Date:  October 17, 2011

By:

       Graham Douglas, Chief Executive Officer

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